UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 11, 2022
____________________
TransUnion

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
TransUnion (the “Company”) held its Annual Meeting of Stockholders on May 11, 2022 (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting:

1	Election of nine directors to serve a one-year term expiring at the 2023 Annual Meeting.
2	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.
4	A non-binding advisory vote to recommend the frequency of non-binding advisory votes to approve the executive compensation of the Company’s named executive officers.
The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2022 Proxy Statement (the “Proxy Statement”).
Proposal 1: Election of Directors
The following nominees were elected to the Board of Directors for a one-year term expiring at the 2023 Annual Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
George M. Awad	176,002,817	330,937	27,289	4,170,384
William P. (Billy) Bosworth	175,985,062	349,140	26,841	4,170,384
Christopher A. Cartwright	175,970,403	364,323	26,317	4,170,384
Suzanne P. Clark	175,999,927	334,642	26,474	4,170,384
Russell P. Fradin	151,637,624	24,696,192	27,227	4,170,384
Charles E. Gottdiener	175,692,391	641,824	26,828	4,170,384
Pamela A. Joseph	165,998,404	10,323,452	39,187	4,170,384
Thomas L. Monahan, III	176,016,952	311,384	32,707	4,170,384
Andrew Prozes	165,232,373	11,101,254	27,416	4,170,384
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved as follows:

FOR	AGAINST	ABSTAIN
180,413,208	107,306	10,913
Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
167,891,816	8,117,653	351,574	4,170,384
Proposal 4: Frequency of Advisory Vote on Executive Compensation
The stockholders approved, on a non-binding advisory basis, holding a non-binding advisory vote to approve the executive compensation of the Company’s named executive officers on an annual basis.

ONE-YEAR FREQUENCY VOTE	TWO-YEAR FREQUENCY VOTE	THREE-YEAR FREQUENCY VOTE	ABSTAIN
175,271,561	3,123	1,062,093	24,266

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 16, 2022	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer and Principal Accounting Officer